UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report – March 29, 2013
(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
333 South State Street, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant’s telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On March 29, 2013, the Utah Public Service Commission (PSC) approved the Wexpro II Agreement designed to perpetuate the benefits of the Wexpro Agreement by allowing new gas and oil properties into Wexpro Company. The related press release detailing Utah's PSC approval is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The press release has also been posted to the Company's web site (www.questar.com).

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Utah PSC Approves the Wexpro II Agreement - Press Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Questar Corporation
(Registrant)

April 1, 2013	/S/ Kevin W. Hadlock
Kevin W. Hadlock
Executive Vice President and
Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit

99.1	Utah PSC Approves the Wexpro II Agreement - Press Release.